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                                                                    EXHIBIT 10.3

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This Second Amendment to Purchase and Sale Agreement ("Second Amendment") is entered into as of the 2nd day of November, 2000, between MURRAY INCOME PROPERTIES II, LTD., a Texas limited partnership ("Seller"), and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation ("Purchaser").

         WHEREAS, Seller and Purchaser heretofore entered into that certain Purchase and Sale Agreement dated effective as of September 25, 2000, as amended by that certain Amendment to Purchase and Sale Agreement dated October 25, 2000, (said agreement as amended is hereinafter called the "Agreement"), and now desire to further amend the Agreement in certain respects.

         NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Terms used herein with their initial letters capitalized shall have the same meanings as set forth in the Agreement unless otherwise indicated in this Amendment.

2. The Approval Period as set forth in Section 1.1 of the Agreement shall be extended to and terminate at 5:00 p.m., Dallas, Texas time on November 10, 2000.

3.       For purposes of Purchaser's Termination Option as set forth in Section
         5.1.1 of the Agreement, Purchaser hereby accepts and approves all matters relating to the Property, and Purchaser shall have the right to terminate the Agreement pursuant to Section 5.1.1 of the Agreement solely for the following reasons: (i) Purchaser does not receive a Purchaser Indemnity Agreement as set forth in Section 7.12 of the Agreement in form and substance satisfactory to Purchaser within the Approval Period, or (ii) Purchaser's lender fails to approve of Purchaser's synthetic lease form during the Approval Period.

4. The Closing Date as set forth in Section 1.1 of the Agreement shall be November 17, 2000, at 10:00 a.m., Dallas Texas, Time.

5. Except as provided herein, the terms and provisions of the Agreement shall remain unchanged and shall remain in full force and effect.

6. This Second Amendment may be executed in a number of identical counterparts, which, when taken together, shall constitute collectively one (1) agreement; in making proof of this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

         IN WITNESS WHEREOF, this Second Amendment is executed as of the date first above written.

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                                        PURCHASER:


                                        IRON MOUNTAIN RECORDS
                                        MANAGEMENT, INC.
                                        a Delaware corporation

                                        By: /s/ Garry B. Watzke
                                           -------------------------------------
                                        Name:    Garry B. Watzke
                                        Title:   Vice President



                                        SELLER:

                                        MURRAY INCOME PROPERTIES II, LTD.,
                                        a Texas limited partnership

                                        By: Murray Realty Investors IX, Inc., a
                                            Texas corporation
                                            General Partner

                                            By: /s/ Mitchell Armstrong
                                               ---------------------------------
                                            Name:   Mitchell Armstrong
                                            Title:  President